Related parties	12 Months Ended
Dec. 31, 2017
Related parties [Abstract]
Related parties
Note 10.- Related parties

During the normal course of business, the Company has historically conducted operations with related parties consisting mainly of Abengoa´s subsidiaries and non-controlling interests. The transactions were completed at market rates.

Details of balances with related parties as of December 31, 2017 and 2016 are as follows:

	Balance as of December 31,
	2017	2016

Credit receivables (current)	11,567	12,031
Total current receivables with related parties	11,567	12,031

Credit receivables (non-current)	2,108	30,505
Total non-current receivables with related parties	2,108	30,505

Trade payables (current)	63,409	61,338
Total current payables with related parties	63,409	61,338

Credit payables (non-current)	141,031	101,750
Total non-current payables with related parties	141,031	101,750

Receivables from related parties as of December 31, 2017 include the remaining portion of Abengoa Debt and Equity Instruments received further to the implementation of Abengoa´s restructuring agreement, pending to be sold. These instruments are accounted for at fair value for $1,715 thousand as of December 31, 2017 and classified as current (see Note 8).

As of December 31, 2016, receivables with related parties primarily corresponded to the preferred equity investment in ACBH for a total amount of $30,488 thousand, classified as non-current (see Note 8).

Trade payables (current) primarily relate to payables for Operation and Maintenance services. Credit payables (non-current) primarily relate to payables of projects companies with partners accounted for as non-controlling interests in these consolidated financial statements.

The transactions carried out by entities included in these consolidated financial statements with related parties not included in the consolidation perimeter of Atlantica Yield, primarily with Abengoa and with subsidiaries of Abengoa, during the twelve-month periods ended December 31, 2017, 2016 and 2015 have been as follows:

	For the year ended December 31,
	2017	2016	2015
Sales	-	-	44,260
Services rendered	3,495	1,220	523
Services received	(114,416)	(115,779)	(106,737)
Financial income	74	60	1,466
Financial expenses	(1,154)	(2,460)	(1,968)

Services received primarily include operation and maintenance services received by some assets. Until December 2015, sales related to sale of energy by Spanish Solar plants were sometimes made through an Abengoa company acting as an agent for the plant. This service is not provided anymore by Abengoa since then.

The figures detailed in the table above do not include the following financial income recorded in these consolidated financial statements for the year ended December 31, 2017: compensation received from Abengoa in lieu of dividends from ACBH for $10.4 million resulting from the agreement signed with Abengoa in the third quarter of 2016 (see Note 8). As of December 31, 2016, the figures do not include the compensation received from Abengoa in lieu of dividends from ACBH for $28.0 million, income for the cancellation of the subordinated debt Solnova Electricidad S.A. owed to Abener for $7.6 million and income of $1.7 million for discounts received from Abengoa for the prepayment of payables.

In addition, Abengoa maintains a number of obligations under EPC, O&M and other contracts, as well as indemnities covering certain potential risks. Additionally, Abengoa represented that further to the accession to the restructuring agreement, Atlantica Yield would not be a guarantor of any obligation of Abengoa with respect to third parties and agreed to indemnify the Company for any penalty claimed by third parties resulting from any breach in such representations. The Company has contingent assets, which have not been recognized as of December 31, 2017, related to the obligations of Abengoa referred above, which result and amounts will depend on the occurrence of uncertain future events.

As explained in Note 1, in November 2017 the Company signed a consent in relation to the Solana and Mojave projects which reduces the minimum ownership required by Abengoa in Atlantica Yield to 16%, subject to certain conditions precedent most of which are beyond the control of the Company, including several payments by Abengoa to Solana before December 2017 and February 2018 (subsequently this date was postponed to May 2018). These payments for a total of $120 million are related to Abengoa’s obligations as EPC contractor in Solana and would be used to repay Solana project debt ($80 million), for current and potential required additional repairs in the plant ($25 million) and for covering other Abengoa obligations ($15 million). Additionally, Abengoa has recognized other obligations with Solana for $6.5 million per semester over 10 years starting in December 2018. In December 2017 Solana received $42.5 million related to Abengoa´s obligation as EPC contractor. The aforementioned amounts are based on the EPC Contract guarantee for liquidated damages considering the average production during the first three years of ramp-up period of the plant which is a service-concession arrangement under IFRIC 12 (intangible asset).  For the $42.5 million collected before the end of December 2017, the Company reduced the value of the intangible asset since this amount was a variable consideration. The rest of the amounts to be paid by Abengoa after December 31, 2017 will be accounted for in the same manner, as a reduction of the value of the asset when the different installments are collected. In addition, the amortization of the plant will also be adjusted accordingly.

The Company entered into a Financial Support Agreement on June 13, 2014 under which Abengoa agreed to maintain any guarantees and letters of credit that have been provided by it on behalf of or for the benefit of Atlantica Yield and its affiliates for a period of five years. As of December 2017 the aforementioned guarantees amounted to $31.5 million In the context of that agreement in which Atlantica Yield agreed that it shall use commercially reasonable efforts to replace guarantees, on June 2017, it agreed to replace guarantees amounting to $112 million previously issued by Abengoa. During the third quarter of 2017, the Company issued the aforementioned guarantees and received from Abengoa a payment of €7.8 million for existing debts.

At the date of the initial offering, the Company entered into a series of agreements to receive management, general and administrative services from Abengoa (the “Support Services Agreement” and “Executive Service Agreement”), and corresponding fees were properly accounted for as other operating expenses. The Executive Service Agreement was canceled in February 2015. During the year 2015 and 2016, some employees of Abengoa delivering services under the Support Services Agreement were transferred to entities within the consolidation perimeter of Atlantica Yield and the Support Services Agreement was cancelled. In addition, some external employees were hired. This resulted in the Company increasing its employee benefit expenses as shown in the consolidated income statement for the years 2015, 2016 and 2017.